POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

	Know all by these
presents, that the undersigned hereby constitutes and appoints each of
David G. Mazzella, Ronald C. Lundy and Robert N. Latella signing singly, his true and lawful attorney-in-fact to:

	(1)	execute for and on behalf
of the undersigned Forms 3, 4
and 5 with respect to Veramark
Technologies, Inc. in accordance
with Section 16(a) of the Securities
Exchange Act of 1934 and the
rules thereunder;

	(2)	do and perform any
and all acts for and on behalf of the
undersigned which may be necessary
or desirable to complete the
execution of any such Forms 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

	(3)	take any other
action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

	The undersigned hereby grants to each
such attorney-in-fact full power
and authority to do and perform all and
every act and thing whatsoever
requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this 13th day of
September, 2002.

			/s/ William J
Reilly________________________________